UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2006

JPMorgan Chase & Co.

(Exact Name of Registrant
as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

JPMorgan Chase & Co. announced on Monday, July 3, 2006, that it has completed the sale of its life insurance and annuity underwriting business to Protective Life Corporation. A copy of the Registrant's press release is attached as Exhibit 99.1 and is incorporated by reference herein.

(c) Exhibits.

The following is furnished as an exhibit to this report.

Exhibit 99.1 Press Release dated July 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JPMorgan Chase & Co. Registrant
Date: July 5, 2006	By:	/s/ Anthony J. Horan
	Name: Title:	Anthony J. Horan Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release date July 3, 2006